EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Rambo Medical Group, Inc. (the “Company”) on Form 10-Q for the period ended November 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xiao Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of January 20, 2015.

/s/ Xiao Chen

Xiao Chen

Chief Financial Officer

(Principal Financial Officer)

A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement, has been provided to Rambo Medical Group, Inc., and will be retained by Rambo Medical Group, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.